UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 24, 2019
                        (Date of earliest event reported)

                           UNITED CANNABIS CORPORATION
                  -------------------------------------------
               (Exact name of registrant as specified in charter)

                                    Colorado
                ------------------------------------------------
                  (State or other Jurisdiction of Incorporation
                                or Organization)

                       301 Commercial Road, Unit D
   000-54582                Golden, CO 80401               46-5221947
-----------------   -------------------------------     ------------------
(Commission File   (Address of Principal Executive      (IRS Employer
       Number)           Offices and Zip Code)       Identification Number)

                                 (303) 386-7321
                   -------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

      Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

                                                        Name of each exchange
     Title of each class       Trading Symbol(s)        on which registered
     -------------------       -----------------        ---------------------

           None                     N/A                      N/A

Item 3.02.  Unregistered Sale of Equity Securities.

      On April 24, 2019, the Company issued 300,000 shares of its common stock to a law firm for legal services provided to the Company.

     The Company relied upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933 in connection with issuance of these shares. The person who acquired these shares was a sophisticated investor and was provided full information regarding the Company's operations. There was no general solicitation in connection with the issuance of the shares. The person who acquired the shares acquired them for its own account. The certificate representing the shares bears a restricted legend providing that they cannot be sold except pursuant to an effective registration statement or an exemption from registration.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNITED CANNABIS CORPORATION


Dated:  January 7, 2020              By: /s/ Chad Ruby
                                         -------------------------------
                                         Chad Ruby
                                         Chief Operator Officer